SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund
Large Cap Diversified Alpha Fund
Large Cap Disciplined Equity Fund
World Equity Ex-U.S. Fund
Screened World Equity Ex-U.S. Fund

Supplement dated July 8, 2011
to the Class A Shares Prospectus dated September 30, 2010

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

Change in the Principal Investment Strategies of the Large Cap Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the principal investment strategies of the Large Cap Fund.

The text under the heading "Principal Investment Strategies" in the Fund Summary for the Large Cap Fund is hereby deleted and replaced with the following:

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $237 million and $369 billion as of December 31, 2010). The market capitalization range and the composition of the Russell 1000 Index are subject to change. These securities may include common stocks, preferred stocks, warrants, American depository receipts (ADRs) and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC), the Fund's adviser.

The sub-advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the sub-advisers sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

There are no other changes in the principal investment strategies of the Large Cap Fund.

Change in Sub-Advisers for the Large Cap Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Large Cap Fund.

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Large Cap Fund, the text relating to Legg Mason Capital Management, Inc. and Quantitative Management Associates LLC is hereby deleted. In the same chart, the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford Asness, Ph.D.	Since 2011	Managing and Founding Principal

	Jacques Friedman	Since 2011	Principal, Head of Global Stock Selection

	Ronen Israel	Since 2011	Principal

	Lars Nielsen	Since 2011	Principal

Waddell & Reed Investment Management Co	Erik Becker, CFA	Since 2011	Senior Vice President, Portfolio Manager

	Gus Zinn, CFA	Since 2011	Senior Vice President, Portfolio Manager

In addition, under the heading "Large Cap Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the text relating to Legg Mason Capital Management, Inc. and Quantitative Management Associates LLC is hereby deleted. In the same sub-section, the following paragraphs are hereby added in the appropriate alphabetical order thereof:

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at 2 Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Large Cap Fund. Clifford Asness, Ph.D., Jacques Friedman, Ronen Israel and Lars Nielsen manage the portion of the Large Cap Fund's assets allocated to AQR. Mr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and has been responsible for the day-to-day management of the firm's investment strategies since 1998. Mr. Friedman, Principal, joined AQR at its inception in 1998. He is head portfolio manager and has been a founding member of the Global Stock Selection team since 1998, which is responsible for managing all of AQR's equity strategies. Messrs. Israel and Nielsen are both Principals and have also been portfolio managers of the Global Stock Selection team since joining AQR in 1999 and 2000, respectively.

Waddell & Reed Investment Management Co: Waddell & Reed Investment Management Co ("WRIMCO"), located at 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals at WRIMCO manages the portion of the Large Cap Fund's assets allocated to WRIMCO. Erik Becker, Senior Vice President and Portfolio Manager, and Gus Zinn, Senior Vice President and Portfolio Manager, have been co-portfolio managers and have held primary responsibility for all investment decisions on the Core Equity strategy since July 2006. During the past five years, both managers have been responsible for the Core Equity institutional composite along with the W&R Advisors Core Investment, Ivy Core Equity and Ivy VIP Core Equity Funds.

There are no other changes in the portfolio management of the Large Cap Fund.

Change in Sub-Advisers for the Large Cap Diversified Alpha Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Large Cap Diversified Alpha Fund.

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Large Cap Diversified Alpha Fund, the text relating to Legg Mason Capital Management, Inc. is hereby deleted. In the same chart, the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Tocqueville Asset Management LP	Robert Kleinschmidt, CFA	Since 2011	President, Chief Executive Officer, Chief Investment Officer and Chairman of the Multi Cap Equity (MCE) Investment Committee

	James Hunt	Since 2011	Managing Director, Portfolio Manager and Member of the MCE Investment Committee

	Peter Shawn	Since 2011	Managing Director, Portfolio Manager and Member of the MCE Investment Committee

	Joseph Zock	Since 2011	Managing Director, Portfolio Manager and Member of the MCE Investment Committee

In addition, under the heading "Large Cap Diversified Alpha Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the text relating to Legg Mason Capital Management, Inc. is hereby deleted. In the same sub-section, the following paragraph is hereby added in the appropriate alphabetical order thereof:

Tocqueville Asset Management LP: Tocqueville Asset Management LP ("TAM"), located at 40 West 57th Street, 19th Floor, New York, New York 10019, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at TAM manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to TAM. Robert Kleinschmidt, President, Chief Executive Officer and Chief Investment Officer, joined TAM in 1991 and manages discretionary portfolios for institutional, individual and family clients. He is also the lead portfolio manager of the firm's flagship fund, The Tocqueville Fund, and of the Multi Cap Equity strategy. In addition, Mr. Kleinschmidt is the Chairman of the MCE Investment Committee. Mr. Kleinschmidt earned a B.B.A. in Accounting from the University of Wisconsin and an M.A. in Economics from the University of Massachusetts. Mr. Kleinschmidt has 35 years of industry experience. James Hunt, Managing Director, is a Portfolio Manager at TAM. Mr. Hunt joined TAM in 2000, is a member of the MCE Investment Committee and serves as the lead portfolio manager of the International Multi Cap Equity strategy. Mr. Hunt earned a B.A. from Brown University and an M.B.A. from Yale University's School of Management. Mr. Hunt has 25 years of industry experience. Peter Shawn, Managing Director, is a Portfolio Manager at TAM. Mr. Shawn joined TAM in 2005 and is a member of the MCE and International Multi Cap Equity Investment Committees and serves as Director of Research. Mr. Shawn earned a B.A. in Economics from Wesleyan University and has 22 years of industry experience. Joseph A. Zock, Managing Director, is a Portfolio Manager at TAM. Mr. Zock joined TAM in 2006 and is a member of the MCE and the International Multi Cap Equity Investment Committees. Mr. Zock holds a B.A. in Political Science and Economics from the University of New Hampshire, a J.D. from the Thomas Jefferson School and a CIS from the University of London, Kings College School of Law. Mr. Zock has 31 years of industry experience.

There are no other changes in the portfolio management of the Large Cap Diversified Alpha Fund.

Change in Existing Sub-Adviser for the Large Cap Disciplined Equity Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Large Cap Disciplined Equity Fund.

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Large Cap Disciplined Equity Fund, the text relating to GE Asset Management Incorporated is hereby deleted and replaced with the following:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
GE Asset Management Incorporated	David Carlson	Since 2011	Co-Chief Investment Officer and Senior Portfolio Manager – U.S. Equities

	Paul Reinhardt	Since 2011	Senior Vice President, Portfolio Manager

In addition, under the heading "Large Cap Disciplined Equity Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the text relating to GE Asset Management Incorporated is hereby deleted and replaced with the following:

GE Asset Management Incorporated: GE Asset Management Incorporated (GEAMI), located at 3001 Summer Street, Stamford, Connecticut 06904, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to GEAMI. David Carlson, CFA; Co-Chief Investment Officer and Senior Portfolio Manager — U.S. Equities, is responsible for the management of both the GE Premier Growth Equity and GE U.S. Equity Select strategies. As Co-Chief Investment Officer and the senior-most investment professional on the team, Mr. Carlson sets the investment direction for U.S. Equities. Mr. Carlson joined GE in 1980 and served in various capacities before being named Chief Investment Officer of U.S. Equities in September 2003. Mr. Carlson is a member of GEAMI's Asset Allocation Policy committee, holds the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts. Mr. Carlson graduated from Indiana University with a BS in Finance. Paul Reinhardt, CFA, Senior Vice President and Portfolio Manager, is responsible for GEAMI's U.S. Core Value Equity, U.S. Select Value Equity and U.S. Value Equity portfolios. In addition, he has shared portfolio management responsibility for GEAMI's U.S. Multi-Style Equity portfolio, a style-neutral large cap core strategy comprising various underlying portfolios, one of which is the U.S. Core Value Equity portfolio. Mr. Reinhardt has 27 years of investment experience, all with GEAMI. He holds an MBA from Columbia University, graduated Magna Cum Laude with a BA in Economics from Hartwick College, is a member of the Stamford CFA Society and is a holder of the Chartered Financial Analyst designation.

There are no other changes in the portfolio management of the Large Cap Disciplined Equity Fund.

Change in Sub-Adviser for the World Equity Ex-U.S. Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the World Equity Ex-U.S. Fund.

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the World Equity Ex-U.S. Fund, the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
EARNEST Partners LLC	Paul E. Viera	Since 2011	Chief Executive Officer

In addition, under the heading "World Equity Ex-U.S. Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

EARNEST Partners LLC: EARNEST Partners LLC ("EARNEST"), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, serves as a Sub-Adviser to the World Equity Ex-U.S. Fund. A team of investment professionals at EARNEST manages the portion of the World Equity Ex-U.S. Fund's assets allocated to EARNEST. Paul Viera, Chief Executive Officer of EARNEST, has primary responsibility for the day-to-day management and investment decisions made with respect to the World Equity Ex-U.S. Fund. Mr. Viera holds a BA in Economics from the University of Michigan, an MBA from the Harvard Business School and has over twenty-five years of investment experience. Prior to joining EARNEST, Mr. Viera served as a Vice President at Bankers Trust in New York and London and later as a Global Partner and senior member of the Investment Team at Invesco. Mr. Viera has been with EARNEST since its founding in 1998.

There are no other changes in the portfolio management of the World Equity Ex-U.S. Fund.

Change in Sub-Advisers for the Screened World Equity Ex-U.S. Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Screened World Equity Ex-U.S. Fund.

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Screened World Equity Ex-U.S. Fund, the text relating to Quantitative Management Associates LLC is hereby deleted. In the same chart, the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
EARNEST Partners LLC	Paul E. Viera	Since 2011	Chief Executive Officer

In addition, under the heading "Screened World Equity Ex-U.S. Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the text relating to Quantitative Management Associates LLC is hereby deleted. In the same sub-section, the following paragraph is hereby added in the appropriate alphabetical order thereof:

EARNEST Partners LLC: EARNEST Partners LLC ("EARNEST"), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, serves as a Sub-Adviser to the Screened World Equity Ex-U.S. Fund. A team of investment professionals at EARNEST manages the portion of the Screened World Equity Ex-U.S. Fund's assets allocated to EARNEST. Paul Viera, Chief Executive Officer of EARNEST, has primary responsibility for the day-to-day management and investment decisions made with respect to the Screened World Equity Ex-U.S. Fund. Mr. Viera holds a BA in Economics from the University of Michigan, an MBA from the Harvard Business School and has over twenty-five years of investment experience. Prior to joining EARNEST, Mr. Viera served as a Vice President at Bankers Trust in New York and London and later as a Global Partner and senior member of the Investment Team at Invesco. Mr. Viera has been with EARNEST since its founding in 1998.

There are no other changes in the portfolio management of the Screened World Equity Ex-U.S. Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-733 (07/11)

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund
Large Cap Diversified Alpha Fund
Large Cap Disciplined Equity Fund
World Equity Ex-U.S. Fund
Screened World Equity Ex-U.S. Fund

Supplement dated July 8, 2011
to the Statement of Additional Information ("SAI") dated September 30, 2010

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

Change in the Investment Policies of the Large Cap Fund

The SAI is hereby amended and supplemented to reflect the following changes in the investment policies of the Large Cap Fund.

Under the heading "Large Cap Fund," under the section entitled "Investment Objectives and Policies," the text relating to the Large Cap Fund is hereby deleted and replaced with the following:

LARGE CAP FUND—The Large Cap Fund seeks to provide long-term growth of capital and income.

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $237 million and $369 billion as of December 31, 2010). The market capitalization range and the composition of the Russell 1000 Index are subject to change. These securities may include common stocks, preferred stocks, warrants, American depository receipts ("ADRs") and exchange-traded funds ("ETFs"). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation ("SIMC"), the Fund's adviser.

The sub-advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the sub-advisers sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

There are no other changes in the investment policies of the Large Cap Fund.

Change in Sub-Advisers for the Large Cap Fund

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Large Cap Fund.

Under the heading "The Sub-Advisers," under the section entitled "The Adviser and Sub-Advisers," all references to Legg Mason Capital Management, Inc.'s and Quantitative Management Associates LLC's management of the Large Cap Fund are hereby deleted. In the same section, the paragraph relating to AQR Capital Management, LLC is hereby deleted and replaced with the following:

AQR CAPITAL MANAGEMENT, LLC—AQR Capital Management, LLC ("AQR") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Large Cap Funds. AQR, a Delaware limited liability company founded in 1998, is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC ("Holdings"), which has no activities other than holding the interests of AQR. Holdings is majority-owned by AQR's fifteen principals, and Clifford Asness, Ph.D. may be deemed to control AQR indirectly through his significant ownership interest in Holdings.

In the same section, the following paragraph is hereby added in the appropriate alphabetical order thereof:

WADDELL & REED INVESTMENT MANAGEMENT CO—Waddell & Reed Investment Management Co ("WRIMCO") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. WRIMCO, a subsidiary of Waddell & Reed, Inc., which is a subsidiary of Waddell and Reed Financial Services, Inc., which in turn is a subsidiary of Waddell and Reed Financial, Inc., is incorporated in the state of Kansas and was founded and registered with the SEC in 1991. WRIMCO has several affiliations and subsidiaries, all of which are wholly-owned by parent companies. There are no principal owners of the public company with greater than 25% ownership.

In addition, under the heading "Portfolio Management," under the section entitled "The Adviser and Sub-Advisers," all references to Legg Mason Capital Management, Inc.'s and Quantitative Management Associates LLC's management of the Large Cap Fund are hereby deleted. In the same section, under the sub-heading "AQR," the text relating to AQR Capital Management, LLC is hereby deleted and replaced with the following:

AQR

Compensation.  SIMC pays AQR a fee based on the assets under management of the Large Cap and Small Cap Funds as set forth in an investment sub-advisory agreement between AQR and SIMC. AQR pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap and Small Cap Funds. The following information relates to the period ended March 31, 2011 unless otherwise indicated.

As Principals of AQR, AQR's portfolio managers are compensated in the form of distributions based on the revenues generated by AQR. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the funds and accounts managed by AQR. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.

Ownership of Fund Shares.  As of July 8, 2011, AQR's portfolio managers did not beneficially own any shares of the Large Cap or Small Cap Funds.

Other Accounts.  As of March 31, 2011, in addition to the Large Cap and Small Cap Funds, AQR's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Clifford Asness	12		$3,702.7	50		$10,452.8	49		$14,559.6
	0	*	$0	28	*	$7,658.8	5	*	$1,157.3
Jacques Friedman	8		$1,321.1	39		$8,715.5	51		$15,066.4
	0	*	$0	18	*	$5,901.0	5	*	$1,157.3
Ronen Israel	12		$3,982.3	44		$9,556.2	49		$14,559.6
	0	*	$0	23	*	$6,762.2	5	*	$1,157.3
Lars Nielsen	12		$3,982.3	49		$10,452.8	51		$15,066.4
	0	*	$0	28	*	$7,658.8	5	*	$1,157.3

†  AQR utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  AQR's portfolio managers' management of other accounts (collectively, "Other Accounts") may give rise to potential conflicts of interest in connection with their management of the Small Cap and Large Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives or strategies as the Small Cap or Large Cap Funds or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap or Large Cap Funds. AQR does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, AQR believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of AQR's portfolio managers' day-to-day management of the Small Cap and Large Cap Funds. Because of their positions with the Small Cap and Large Cap Funds, the portfolio managers know the size, timing and possible market impact of Small Cap and Large Cap Fund trades. It is theoretically possible that AQR's portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap or Large Cap Funds. However, AQR has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of AQR's portfolio managers' management of the Small Cap and Large Cap Funds and Other Accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap and Large Cap Funds. This conflict of interest may be exacerbated to the extent that AQR or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (some of which receive a base and incentive fee) than from the Small Cap and Large Cap Funds. Notwithstanding this theoretical conflict of interest, it is AQR's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AQR has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while AQR's portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap or Large Cap Funds, such securities might not be suitable for the Small Cap and Large Cap Funds given their investment objectives and related restrictions. Subject to applicable laws and/or client restrictions, AQR may buy, sell or hold securities for a client or proprietary account while entering into a different or opposite investment decision for other clients or proprietary accounts. Hence, AQR may purchase or sell the same securities for more than one advisory client account (or proprietary account) on the same day (including at the same time) in the same direction, the opposite direction or a combination of the two directions. There may be potential disadvantages when more than one client account simultaneously seeks to buy or sell commonly held securities and other investment positions. In general, clients may take an opposite investment position (i.e., a long position versus a short position) in the same security held by other clients.

AQR's portfolio managers and investment personnel are all responsible for determining the investment decisions across all of AQR's accounts and funds, including accounts with performance-based fees. As a registered investment adviser and a fiduciary, AQR must exercise due care to ensure that investment opportunities are allocated fairly among all client accounts. It is AQR's policy to provide consistent treatment of client accounts with similar investment guidelines when possible.

In addition, under the heading "Portfolio Management," under the section entitled "The Adviser and Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

WRIMCO

Compensation. SIMC pays WRIMCO a fee based on the assets under management of the Large Cap Fund set forth in an investment sub-advisory agreement between WRIMCO and SIMC.

WRIMCO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended March 31, 2011 unless otherwise indicated.

WRIMCO's compensation and incentive programs include:

•  A competitive base salary that is commensurate with the individual's level of experience and responsibility;

•  Eligibility to participate in the stock incentive plan that rewards teamwork (a period of four years is required for the restricted stock to become fully-vested);

•  Share in a percentage of revenues earned on behalf of separately managed accounts; and

•  An attractive incentive bonus based upon investment performance.

Portfolio managers are eligible to receive performance-based bonuses that can reach multiples of their base salaries. The better the pre-tax performance of the client's portfolio relative to an appropriate benchmark and other peer portfolios with similar investment styles, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager's percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager's bonus is based upon a three-year period, and half is based upon a one-year period. As a strategic effort to retain our portfolio managers, 30% of their annual incentive bonus is deferred for a three-year period. The deferred portion of bonuses are invested in WRIMCO's mutual funds, with a minimum of 50% of the deferred bonus required to be invested in the investment style managed by the portfolio manager.

Research analysts can receive incentive bonuses up to a multiple of their base salaries in recognition of contributions made to client performance. Bonuses are structured on two factors: (i) the ability of the analyst to make an accurate buy or sell recommendation; and (ii) the ability of the analyst to convince the portfolio manager(s) to implement their recommendation(s). The total bonus received is based on the net effect of positive and negative recommendations. The greater the positive impact of the analyst's recommendations in client portfolios, the higher the bonus.

Ownership of Fund Shares. As of July 8, 2011, WRIMCO's portfolio managers did not beneficially own any shares of the Large Cap Fund.

Other Accounts. As of March 31, 2011, in addition to the Large Cap Fund, WRIMCO's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Erick Becker, CFA	3	$3,854.2	1	$104.1	13	$451.0
Gus Zinn, CFA	3	$3,854.2	1	$104.1	13	$451.0

None of the accounts listed above are subject to performance-based advisory fees.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Large Cap Fund.

•  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Large Cap Fund. Securities selected for funds or accounts other than the Large Cap Fund might outperform the securities selected for the Large Cap Fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO's Allocation Procedures.

WRIMCO has adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

There are no other changes in the portfolio management of the Large Cap Fund.

Change in Sub-Advisers for the Large Cap Diversified Alpha Fund

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Large Cap Diversified Alpha Fund.

Under the heading "The Sub-Advisers," under the section entitled "The Adviser and Sub-Advisers," all references to Legg Mason Capital Management, Inc.'s management of the Large Cap Diversified Alpha Fund are hereby deleted. In the same section, the following paragraph is hereby added in the appropriate alphabetical order thereof:

TOCQUEVILLE ASSET MANAGEMENT LP—Tocqueville Asset Management LP (TAM) serves as a Sub-Adviser to a portion of the assets of the Large Cap Diversified Alpha Fund. TAM, a limited partnership incorporated in the state of Delaware, was founded in 1985 and registered with the SEC in 1990. TAM is an independent, employee-owned firm, with its general partner Tocqueville Management Corporation ("TMC") owning 40% of the limited partnership and François Sicart, Chairman of TAM, and Robert Kleinschmidt, President of TAM, having equal ownership of TMC. Employees of TAM own the remaining 60% share as limited partners.

In addition, under the sub-heading "LMCM," under the heading "Portfolio Management," under the section entitled "The Adviser and Sub-Advisers," all references to Legg Mason Capital Management, Inc.'s management of the Large Cap Diversified Alpha Fund are hereby deleted. In the same section, the following text is hereby added in the appropriate alphabetical order thereof:

TAM

Compensation. SIMC pays TAM a fee based on the assets under management of the Large Cap Diversified Alpha Fund as set forth in an investment sub-advisory agreement between TAM and SIMC. TAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha Fund. The following information relates to the period ended March 31, 2011 unless otherwise indicated.

TAM provides competitive compensation, including base salary, discretionary bonus and the opportunity to become an owner in the firm to investment professionals. The components of salary increases and discretionary bonus are based upon an individual's contribution to his or her team, the team's overall performance and the firm's overall profitability. Each Investment Committee member of the Multi Cap Equity team has an equity interest in the firm. At this time, our fee schedule does not allow for performance fee accounts.

Ownership of Fund Shares. As of July 8, 2011, TAM's portfolio managers did not beneficially own any shares of the Large Cap Diversified Alpha Fund.

Other Accounts. As of March 31, 2011, in addition to the Large Cap Diversified Alpha Fund, TAM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert Kleinschmidt, CFA	3	$754	0	$0	58	$1,232
James Hunt	4	$932	2	$24	52	$775
Peter Shawn	3	$754	0	$0	7	$581
Joseph Zock	3	$754	0	$0	38	$617

None of the accounts listed above are subject to performance-based advisory fees.

Conflicts of Interest.  TAM's portfolio managers' management of other accounts (collectively, "Other Accounts") may give rise to potential conflicts of interest in connection with their management of the Large Cap Diversified Alpha Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Large Cap Diversified Alpha Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Large Cap Diversified Alpha Fund. TAM does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, TAM believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of TAM's portfolio managers' day-to-day management of the Large Cap Diversified Alpha Fund. Because of their positions with the Large Cap Diversified Alpha Fund, the portfolio managers know the size, timing and possible market impact of Large Cap Diversified Alpha Fund trades. It is theoretically possible that TAM's portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Diversified Alpha Fund. However, TAM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of TAM's portfolio managers' management of the Large Cap Diversified Alpha Fund and Other Accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Diversified Alpha Fund. This conflict of interest may be exacerbated to the extent that TAM or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (many of which receive a base and incentive fee) than from the Large Cap Diversified Alpha Fund. Notwithstanding this theoretical conflict of interest, it is TAM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, TAM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while TAM's portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap Diversified Alpha Fund, such securities might not be suitable for the Large Cap Diversified Alpha Fund given its investment objectives and related restrictions.

There are no other changes in the portfolio management of the Large Cap Diversified Alpha Fund.

Change in Existing Sub-Adviser for the Large Cap Disciplined Equity Fund

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Large Cap Disciplined Equity Fund.

Under the sub-heading "GEAMI," under the heading "Portfolio Management," under the section entitled "The Adviser and Sub-Advisers," the text relating to GE Asset Management Incorporated is hereby deleted and replaced with the following:

GEAMI

Compensation. SIMC pays GEAMI a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between GEAMI and SIMC. GEAMI pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity Fund. The following information relates to the period ended March 31, 2011.

GEAMI employees receive a compensation package designed to attract, motivate and retain talented people. The compensation package may include both fixed ("base compensation") and variable ("incentive compensation") components, based on the role performed. In offering and administering pay and benefit packages, GEAMI generally follows the overall compensation practices and procedures of its direct parent, General Electric Company (GE).

In setting the base compensation, GEAMI considers each individual's experience and responsibilities as well as that of his/her peers already employed in similar roles.

Certain investment professionals at GEAMI, including portfolio managers and analysts, are eligible to receive incentive compensation that incorporates both quantitative and qualitative performance measures. Investment professionals are assigned target bonuses based on their role, with actual payout being determined against set measurements.

Generally, 80% of the bonus is quantitatively determined and based on the relative investment performance of the team over both short- and long-term periods compared against specified benchmarks. Three-year performance is weighted more heavily, contributing to three quarters of the bonus measurement, and one-year performance makes up the remaining one quarter.

The remaining 20% of the bonus is determined on qualitative measures centered on the "GE Growth Values," a set of five behaviors and characteristics all employees are expected to aspire to and incorporate into the way they work. These qualitative factors, along with a focus on integrity, help to better identify how an employee does their work.

In addition, GE periodically grants GE stock options to certain employees, including employees of GEAMI, which helps to ensure an alignment of interests with respect to GEAMI's business efforts and the success of our parent company.

Our overall success as a business also impacts the variable compensation of our investment professionals, but to a lesser degree. Although more limited in effect, asset growth and business-wide investment performance play a role in determining the overall size of the incentive compensation pool for allocation among our investment professionals.

All employees, including portfolio managers, are eligible to participate in GE's defined benefit and defined contribution plans, which offer participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Aside from such plans, deferred compensation is not a regular component of a portfolio manager's compensation. In the past, GE has periodically offered the opportunity for certain executives (which may include certain portfolio managers) to defer portions of their base compensation and incentive compensation. These deferral programs are offered and administered at the discretion of GE and provide for the deferral of salary at a specific rate of return, payable upon retirement according to a predetermined payment schedule.

Ownership of Fund Shares. As of March 31, 2011, GEAMI's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts. As of March 31, 2011, GEAMI's portfolio managers were responsible for the day to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts[1,2]
Portfolio Manager	Number of Accounts	Total Assets (thousands)	Number of Accounts	Total Assets (thousands)	Number of Accounts	Total Assets (thousands)
David Carlson	8	$2,825,500	1	$14,800	17	$3,211,800
Paul Reinhardt	11	$1,908,500	1	$44,400	14	$2,820,100

1  Other Accounts includes their portion of the SEI account $637,700 (thousands). The total assets provided represents the portion of each account's assets that are managed directly by David Carlson and Paul Reinhardt. They may not represent each account's total assets.

2  An account within "Other Accounts" is subject to a performance-based advisory fee.

Conflicts of Interest. Portfolio managers at GEAMI may manage multiple registered investment companies, unregistered investment pools and/or investment accounts, which could raise potential conflicts of interest in the areas described below. GEAMI and GE have policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

Compensation. The compensation paid to GEAMI for managing the Large Cap Disciplined Equity Fund is based only on a percentage of assets under management. Although a small number of client accounts pay GEAMI a performance-based fee, that fee structure does not present a material conflict of interest for the portfolio managers because their compensation is not directly based on fee revenue earned by GEAMI on particular accounts.

Research. Execution and research services provided by brokers may not always be utilized in connection with the funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. GEAMI allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to its clients.

Initial Public Offering Allocation. If a portfolio manager identifies an initial public offering that may be suitable for more than one fund or other client account, the Large Cap Disciplined Equity Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, GEAMI has adopted procedures to ensure that each portfolio manager allocates shares of initial public offerings to the funds each portfolio manager advises and to other client accounts in a manner in which each portfolio manager believes is fair and equitable and consistent with their fiduciary obligations to their clients.

Trade Allocation. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other client account, the Large Cap Disciplined Equity Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, GEAMI aggregates orders of the funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to its clients.

There are no other changes to the portfolio management of the Large Cap Disciplined Equity Fund.

Change in Sub-Advisers for the World Equity and Screened World Equity Ex-U.S. Funds

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds.

Under the heading "The Sub-Advisers," under the section entitled "The Adviser and Sub-Advisers," all references to Quantitative Management Associates LLC's management of the Screened World Equity Ex-U.S. Fund are hereby deleted. In the same section, the following paragraph is hereby added in the appropriate alphabetical order thereof:

EARNEST PARTNERS LLC—EARNEST Partners LLC ("EARNEST") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds. EARNEST, a Delaware limited liability company, was founded in 1998 and registered with the SEC in 1999. EARNEST is employee-owned, with Paul Viera holding a controlling interest in the firm.

In addition, under the heading "Portfolio Management," under the section entitled "The Adviser and Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

EARNEST

Compensation. SIMC pays EARNEST a fee based on the assets under management of the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds as set forth in an investment sub-advisory agreement between EARNEST and SIMC.

EARNEST pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds. The following information relates to the period ended March 31, 2011 unless otherwise indicated.

EARNEST personnel are generally paid a salary and a discretionary bonus. Compensation is intended to incentivize both longevity and overall investment performance. Current and potential equity ownership is a primary incentive for employee longevity and performance.

Ownership of Fund Shares. As of July 8, 2011, EARNEST's portfolio managers did not beneficially own any shares of the World Equity Ex-U.S. or Screened World Equity Ex-U.S. Funds.

Other Accounts. As of March 31, 2011, in addition to the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds, EARNEST's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Paul E. Viera	9	$1,382.9	16	$259.7	208	$12,230.5

None of the accounts listed above are subject to performance-based advisory fees.

*  Like strategies

Conflicts of Interest.  EARNEST's portfolio managers' management of other accounts (collectively, the "Other Accounts") may give rise to potential conflicts of interest in connection with their management of the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds. EARNEST does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, EARNEST believes that it has reasonably designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of EARNEST's portfolio managers' day-to-day management of the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds. Because of their positions with the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds, the portfolio managers know the size, timing and possible market impact of World Equity Ex-U.S. and Screened World Equity Ex-U.S. Fund trades. It is theoretically possible that EARNEST's portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds. However, EARNEST manages client accounts to model portfolios that are approved by its investment team and has adopted policies and procedures that it believes are reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of EARNEST's portfolio managers' management of the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds and Other Accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds. This conflict of interest may be exacerbated to the extent that EARNEST or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (some of which receive a base and incentive fee) than from the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds. Notwithstanding this theoretical conflict of interest, it is EARNEST's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, EARNEST manages client accounts to model portfolios that are approved by its investment team and has adopted policies and procedures that it believes are reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while EARNEST's portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds, such securities might not be suitable for the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds given their investment objectives and related restrictions.

There are no other changes in the portfolio management of the World Equity and Screened World Equity Ex-U.S. Funds.

Change in Trust Officers

The SAI is herby amended and supplemented to reflect the following changes in the Trust's Officers.

Under the heading "Trust Officers," under the section entitled "Trustees and Officers of the Trust," the paragraph relating to Andrew S. Decker is hereby deleted. In the same section, the paragraph relating to Keri E. Rohn is hereby deleted and replaced with the following:

KERI E. ROHN (DOB 08/24/80)—Anti-Money Laundering Compliance Officer (since 2011) and Privacy Officer (since 2009)—Compliance Officer of SEI Investments Company, June 2003-present.

There are no other changes in the Trust's Officers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-734 (07/11)